Supplemental Financial Information - Other Income (Expense) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Discontinued Operations And Disposal Groups [Abstract]
Result on disposal of businesses	$ 39	$ 1,572	$ 8
Result on disposal of properties	1	1	1
Other income (expense)	1,961	2	0
Other income (expense), net	$ 2,001	$ 1,575	$ 9